SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                ________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 15, 2004


                                  Norstan, Inc.
                                  -------------
               (Exact Name of Registrant as Specified in Charter)



      Minnesota                         0-8141                 41-0835746
      ---------                         ------                 ----------
(State or other jurisdiction     (Commission File Number)     (IRS Employer
    of  incorporation)                                       Identification No.)


                               5101 Shady Oak Road
                               Minnetonka, Minnesota                  55343
                               ---------------------                  -----
                       (Address of principal executive offices)     (Zip Code)


               Registrant's telephone number, including area code:
                                 (972) 352-4000


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))


|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective September 15, 2004, Constance M. Levi retired from the Norstan Board of Directors at the 2004 annual meeting of shareholders, electing not to stand for re-election for an additional one-year term.


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                NORSTAN, INC.

                                By: /s/  James Cassibo
                                    ------------------
                                    James Cassibo
                                    Vice President and Corporate Controller


Dated:  September 21, 2004